                                                                    EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE (TOGETHER, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


Date: January 29, 2001

                          INTERNET CAPITAL GROUP, INC.

                          Common Stock Purchase Warrant


     Internet Capital Group, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, AT&T Corp. (the "Holder"), or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time during the period beginning on the date hereof and ending on April 24, 2005, 91,430 fully paid and non-assessable shares of the common stock, par value $.001 per share, of the Company at $43.75 per share (the "Purchase Price"), subject to adjustment in accordance with the provisions of Paragraph 3. "Common Stock" shall mean, unless the context otherwise requires, the stock or other securities or property at the time deliverable upon the exercise of this Warrant. Notwithstanding the foregoing, the Purchase Price and the number and character of shares issuable under this Warrant are subject to adjustment as set forth in Paragraph 3. This Warrant is herein called the "Warrant."

     1. EXERCISE OF WARRANT. The purchase rights evidenced by this Warrant shall be exercised by the holder hereof by surrendering this Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its office at 600 Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087, or such other address as the Company may specify by written notice to the registered holder hereof, accompanied by payment, in cash, by certified or official bank check or by wire transfer of an amount equal to the Purchase Price multiplied by the number of shares being purchased pursuant to such exercise of the Warrant.

         1.1. Partial Exercise. This Warrant may be exercised for less than the full number of shares of Common Stock, in which case the number of shares receivable upon the exercise of this Warrant as a whole, and the sum payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the holder hereof a new Warrant or Warrants of like tenor calling for the number of shares of Common Stock as to which rights have not been exercised, such Warrant or Warrants to be issued in the name of the holder hereof or its nominee (upon payment by such holder of any applicable transfer taxes).


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         1.2. Net Issue Exercise.

               (1) In lieu of exercising this Warrant, holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to holder that number of shares of the Company's Common Stock computed using the following formula:

                                     Y(A-B)
                                  X= ------
                                        A
Where


          X    =    the number of shares of Common Stock to be issued to Holder.


          Y    =    the number of shares of Common Stock purchasable under this
                    Warrant

          A    =    the fair market value of one share of the Company's Common
                    Stock.

          B    =    the Purchase Price (as adjusted to the date of such
                    calculations).

               (2) For purposes of this Section, the fair market value of one share of the Company's Common Stock shall be based on the average of the closing bid and asked prices on the Nasdaq National Market or other over-the-counter listing (if the Common Stock is no longer listed on the Nasdaq National Market), or if the Common Stock becomes listed on a stock exchange, the closing sale price reported on such exchange, whichever is applicable, for the ten trading days prior to the date of determination of fair market value. If the Common Stock is not traded on the Nasdaq National Market, over-the-counter or on an exchange, the fair market value of the Company's Common Stock shall be the price per share which the Company could obtain from a willing buyer for shares sold by the Company from authorized but unissued shares, as such price shall be agreed by the Company and the holder.

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Purchase Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which the holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which the holder would otherwise be entitled, cash in an amount determined in accordance with Paragraph 3.5. The Company agrees that the shares so purchased shall be deemed to be issued to the holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid; provided, the foregoing shall not be deemed to affect the calculation of the holding period of such shares under Rule 144 (as

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promulgated under the Securities Act of 1933) in the event of a net issue exercise pursuant to Section 1.2 hereof.

     3. ADJUSTMENTS. In order to prevent dilution of the rights granted hereunder, the Purchase Price shall be subject to adjustment from time to time in accordance with this Paragraph 3. Upon each adjustment of the Purchase Price pursuant to this Paragraph 3, the registered holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Purchase Price resulting from such adjustment, the number of shares of the Company's Common Stock obtainable by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of the Company's Common Stock acquirable immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

         3.1. Subdivisions, Combinations and Stock Dividends. In case the Company shall at any time subdivide by split-up or otherwise, its outstanding shares of Common Stock into a greater number of shares, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the Purchase Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced. Conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

         3.2. Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Purchase Price then in effect. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any consolidation, merger or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such consolidation, merger or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to


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previous holders of the Common Stock in accordance with such offer. For purposes hereof the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

         3.3. Notices of Record Date, Etc. In the event that:

               (1) the Company shall declare any dividend upon its Common Stock payable in stock to the holders of its Common Stock, or

               (2) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, then, in connection with such event, the Company shall give to the holder of this Warrant:

          (i) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale; and

          (ii) in the case of any such reorganization, reclassification, consolidation, merger or sale at least ten (10) days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto and the terms of such dividend, and such notice in accordance with this clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger or sale, as the case may be, and the terms of such exchange. Each such written notice shall be given by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company.

         3.4. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this
Section 3 are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Purchase Price as otherwise determined pursuant to any of the provisions of this Section 3 except in the case of a combination of shares of a type contemplated in Paragraph 3.1 and then in no event to an amount larger than the Purchase Price as adjusted pursuant to Paragraph 3.1.

         3.5. Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise, partial exercise pursuant to Section 1.1, or net issue exercise pursuant to Section 1.2 of this Warrant. If any fraction of a share of Common Stock would,

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

except for the provisions of this Paragraph 3.5, be issuable upon such exercise of this Warrant, the Company shall in lieu thereof pay to the person entitled thereto an amount in cash equal to the fair market value of such fraction, calculated to the nearest one-hundredth (1/100) of a share, computed in accordance with Paragraph 1.2(2).

         3.6. Officers' Statement as to Adjustments. Whenever the Purchase Price shall be adjusted as provided in Section 3, the Company shall forthwith file at each office designated for the exercise of this Warrant a statement, signed by the Chief Executive Officer, Chief Financial Officer or any Managing Director of the Company, showing in reasonable detail the facts requiring such adjustment and the Purchase Price that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record holder of this Warrant at its address appearing on the stock register. If such notice relates to an adjustment resulting from an event referred to in Paragraph 3.3, such notice shall be included as part of the notice required to be mailed and published under the provisions of Paragraph 3.3.

     4. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, sale of assets or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

     5. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant at the time outstanding. All of the shares of Common Stock issuable upon exercise of this Warrant, when issued and delivered in accordance with the terms hereof, will be duly authorized, validly issued, fully-paid and non-assessable.

     6. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     7. REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that the same may be specifically enforced.


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


     8. LETTER AGREEMENT. The Warrant and the shares of Common Stock of the Company issued or issuable upon the exercise of the Warrant shall constitute "Shares" under that certain Letter Agreement dated December 5, 1999 between the Holder and the Company (the "Letter Agreement") for purposes of the registration rights granted to Holder in the Letter Agreement and Exhibit B to such Letter Agreement.

     9. NEGOTIABILITY. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees:

         (a) Except as provided in the Letter Agreement and subject to the legends appearing on the first page of this Warrant, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end of this Warrant, including guaranty of signature) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery. Absent an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the disposition of this Warrant or the shares of Common Stock issued or issuable upon exercise of this Warrant, the holder will not sell or transfer any or all of such Warrant or shares, as the case may be, without first providing the Company with an opinion of counsel to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Each certificate representing shares of Common Stock issued pursuant to this Warrant, unless at the same time of exercise such Warrant shares are registered under the Act, shall bear the legend in substantially the following form on their face:

            THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE (TOGETHER, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND MAY NOT BE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACTS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a certificate issued upon completion of a distribution under a registration statement covering the securities represented) shall also bear such legend unless, in the opinion of counsel satisfactory to the Company, the securities represented thereby may be transferred as contemplated by such holder without violation of the registration requirements of the Act.

         (b) Any person in possession of this Warrant properly endorsed is authorized to represent itself as absolute owner of this Warrant, and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser for value; each prior taker or owner waives and renounces all of its equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire title hereto and to all rights represented hereby.


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


         (c) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes without being affected by any notice to the contrary.

         (d) Before the exercise of this Warrant, the holder shall not be entitled to any rights of a shareholder of the Company with respect to shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         (e) The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant or to issue or deliver any certificates for Common Stock upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the holder of this Warrant or until it has been established to the Company's satisfaction that no such tax or charge is due.

     10. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. This Warrant is issued and delivered by the Company on the basis of the following:

         (a) Authorization and Delivery. This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms.

         (b) Warrant Shares. The shares of Common Stock to be issued pursuant to this Warrant have been duly authorized and reserved for issuance by the Company and, when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

         (c) Rights and Privileges. The rights, preferences, privileges and restrictions granted to or imposed upon this Warrant, such shares of Common Stock issued or issuable upon exercise of this Warrant and the holders thereof are as set forth herein, in the Letter Agreement and in the Company's Certificate of Incorporation.

         (d) No Inconsistency. The execution and delivery of this Warrant are not, and the issuance of the shares of Common Stock upon exercise of this Warrant in accordance with its terms will not be, inconsistent with the Company's Certificate of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person.

     11. REPRESENTATIONS AND WARRANTIES OF HOLDER.


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


         (a) The holder hereby represents and warrants to the Company that it has substantial knowledge, skill and experience in making investment decisions of the type represented by this Warrant and the shares issuable upon exercise of this Warrant, that it is capable of evaluating the risk of its investment in this Warrant and the shares issuable upon exercise of this Warrant and is able to bear the economic risk of such investment, including the risk of losing the entire investment, that it is acquiring this Warrant and the shares issuable upon exercise of this Warrant for its own account, and that this Warrant and the shares issuable upon exercise of this Warrant are being acquired by it for investment and not with a present view to any distribution thereof in violation of applicable securities law. If the holder should in the future decide to dispose of any of this Warrant and the shares issuable upon exercise of this Warrant, it is understood that it may so do only in compliance with the Act and applicable state securities laws. The holder represents and warrants that it is an "Accredited Investor" as defined in Rule 501(a) under the Act.

         (b) The holder understands that (i) this Warrant and the shares issuable upon exercise of this Warrant have not been registered under the Act by reason of their issuance in a transaction exempt from the registration requirements of the Act, (ii) this Warrant and the shares issuable upon exercise of this Warrant must be held indefinitely unless a subsequent disposition thereof is registered under the Act and applicable state securities laws or is exempt from such registration (and, upon request, evidence satisfactory to the Company is provided by such holder of the availability of such exemptions, including, upon request, the delivery to the Company of opinions of counsel to such holder, which opinions of counsel are satisfactory to the Company), and
(iii) this Warrant and the shares issuable upon exercise of this Warrant may bear a legend to such effect.

     12. SUBDIVISION OF RIGHTS. This Warrant (as well as any new warrants issued pursuant to the provisions of this Paragraph) is exchangeable, upon the surrender by the holder at the principal office of the Company for any number of new warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be subscribed for and purchased hereunder.

     13. MAILING OF NOTICES. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

     14. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.

     15. CHANGE, WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     16. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with the laws of the State of New York.





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



     IN WITNESS WHEREOF, the Company, by the undersigned thereunto duly authorized, has duly executed this Warrant as of the date first written above.


                                    INTERNET CAPITAL GROUP, INC.



                                    By:     /s/ Henry N. Nassau
                                          --------------------------------------
                                          Name: Henry N. Nassau
                                          Title:  Managing Director, General
                                                  Counsel and Secretary


                                    ACCEPTED AS OF THE DATE HEREOF:


                                    AT&T CORP.



                                    By:   /s/ Robert A. Sandberg
                                          ------------------------------
                                          Name:  Robert A. Sandberg
                                          Title: Director--Merger & Acquisitions





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




                  [To be signed only upon exercise of Warrant]



To ___________________:

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ______ shares of Common Stock of _____________ and herewith makes payment of $_____ therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to ____________, whose address is _____________.

Dated: _____________





                                  By____________________________________________
                                       (Signature must conform in
                                       all respects to name of
                                       Holder as specified on the
                                       face of the Warrant)

                                    Address:

                                    ____________________________________________


                                    ____________________________________________

                  [To be signed only upon transfer of Warrant]



     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________ the right represented by the within Warrant to purchase the ______ shares of the Common Stock of ____________________ to which the within Warrant relates, and appoints _____________ attorney to transfer said right on the books of _____________________ with full power of substitution in the premises.

Dated: _____________




                                  By____________________________________________
                                       (Signature must conform in
                                       all respects to name of
                                       Holder as specified on the
                                       face of the Warrant)

                                    Address:

                                    ____________________________________________


                                    ____________________________________________

In the presence of


_____________________________
Signature Guarantee












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